NATIXIS FUNDS

Supplement dated June 1, 2020 to the Statement of Additional Information dated, May 1, 2020, as may be revised or supplemented from time to time, for the following Funds:

AlphaSimplex Global Alternatives Fund	Gateway Fund
AlphaSimplex Managed Futures Strategy Fund	Gateway Equity Call Premium Fund
AlphaSimplex Multi-Asset Fund	Loomis Sayles Intermediate Municipal Bond Fund
AlphaSimplex Tactical U.S. Market Fund	Loomis Sayles Strategic Alpha Fund

Effective June 1, 2020, the fourth paragraph in the section “Portfolio Holdings Information” is amended and restated as follows:

These entities may in turn disclose portfolio holdings information to its affiliates and third parties in connection with the provision of services to the Funds Although each Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case-by-case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the Funds’ chief compliance officer regarding any material issues concerning the Funds’ disclosure of portfolio holdings or from officers of the Funds in connection with proposed new exceptions or new disclosures pursuant to item (6) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.